                                                                      EXHIBIT 99
                                                                      ----------

[TELXON LOGO]
                                                                    NEWS RELEASE

                 TELXON REPORTS RESULTS FOR FY99 THIRD QUARTER;
                ANNOUNCES RESTATEMENT OF PRIOR FINANCIAL RESULTS

         AKRON, OHIO, February 23, 1999  - - Telxon Corporation (Nasdaq-NNM:
TLXN) today reported results for its fiscal 1999 third quarter ended December 31, 1998 and announced that the Audit Committee of its Board of Directors, the company's management, and the company's outside auditors, PricewaterhouseCoopers LLP ("PwC"], have completed a previously announced review of certain judgmental accounting matters.

         Based on that review, with the concurrence of PwC, Telxon will restate its audited financial statements for fiscal years 1996, 1997 and 1998, and its unaudited interim financial statements for the first and second quarters of fiscal 1999. The restatement of the prior audited periods results from the re-evaluation of the accounting treatment of certain discrete transactions, not from the discovery of any irregularities or wrongdoing of the company. The majority of the aggregate restatement is attributable to asset impairments and valuation allowances, with the balance mostly attributable to adjustments of revenue previously recognized for certain transactions.

         In the aggregate, the restatement of the company's results reduces net income for fiscal years 1996, 1997 and 1998 by $9.8 million, or $.59 per share (diluted), and reduces first and second quarter 1999 net income by $6.9 million, or $.42 per share (diluted), including the second quarter restatement item announced on December 11, 1998 by the company.

         The restatement adjustments (as described above) and tax charge for the third quarter of fiscal 1999 (as described below), are primarily non-cash and non-core business related items, which have no significant impact on the company's operations.

 Telxon Corporation/3330 West Market Street/P.O. Box 5582/Akron, Ohio 44334-0582
                  800.800.8001/Fax 330.664.2058/www.telxon.com

         For the quarter ended December 31, 1998, the company reported revenues of $96.4 million, and a net loss of $16.1 million, or $1.00 per share (diluted), excluding non-recurring items of $2.9 million, or $.18 per share (diluted), for activities related to unconsummated business combinations, and $26.9 million, or $1.68 per share (diluted), for a charge related to income tax valuation reserves. This tax valuation charge includes $9.4 million related to prior fiscal years.

         Revenues for the quarter were negatively affected by the unanticipated cancellation of a $13 million order to a large logistics company in early December 1998, by unanticipated delays in the roll-out of two large retail projects totaling $18 million due to integration issues related to third-party hardware and software, and by lower than expected demand.

         As anticipated in the company's announcement on January 27, 1999, gross profit margins for the third quarter of 25.8%, were below targeted levels.
Gross margins were negatively affected by manufacturing volume inefficiencies related to lower than anticipated revenues and by increases in inventory reserves.

         During the next 30 to 60 days, Telxon's Board of Directors and management will finalize the company's fiscal year 2000 plan, which will focus on demand generation, market share growth and cash generation designed to return the company to profitability.

         A summary of the effects of the restatement for the relevant periods is attached. As expeditiously as practicable over the coming weeks, the company plans to file with the Securities and Exchange Commission the appropriate amended Forms 10-K and 10-Q for the periods covered by the restatement and a complete Form 10-Q for the quarter ended December 31, 1998, which will include comparative financial statements for the periods affected by the restatement.

         Telxon Corporation is a leading global designer and manufacturer of wireless and mobile information systems for vertical markets. The company integrates advanced mobile computing and wireless data communication technology with a wide array of peripherals, application-specific software and global customer services for its customers in more than 60 countries. Telxon's website address is: http://www.telxon.com.

         Other than the historical financial information reported above, this news release constitutes forward-looking statements that are inherently subject to risks and uncertainties that could cause Telxon's actual or restated results to differ materially from the forward-looking statements. The important factors affecting the realization of those results include, without limitation, the levels of customer acceptance of and demand for the company's products and of customers' commitments of resources to information technology investments, the company's ability to identify and implement appropriate cost reduction, efficiency and other operating improvement strategies, the continued adequacy of the company's internal and external sources of working capital, and finalization of the financial statements being restated, as well as general and industry-specific economic conditions, competitive pressures and rapid technological change. Reference should be made to the discussion of various factors affecting Telxon's business and results as included from time to time in the company's filings with the Securities and Exchange Commission.

                                      # # #

For corporate information:
Alex L. Csiszar
Vice President, Investor Relations
Telxon Corporation
(330) 664-2961

Telxon Corporation and Subsidiaries

CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share data)
                                                         THREE MONTHS               NINE MONTHS
                                                     ----------------------    ----------------------
                                                       ENDED DECEMBER 31,         ENDED DECEMBER 31,
                                                     ----------------------    ----------------------
                                                        1998        1997         1998         1997
                                                     ----------------------    ----------------------
                                                           (UNAUDITED)              (UNAUDITED)
                                                                     AS           AS           AS
                                                                  RESTATED     RESTATED     RESTATED
Revenues:
  Product ........................................   $  76,393    $  97,581    $ 255,975    $ 274,528
  Customer service ...............................      20,016       19,835       62,222       57,239
                                                     ---------    ---------    ---------    ---------
          Total revenues .........................      96,409      117,416      318,197      331,767

Cost of revenues:
  Product ........................................      57,446       57,066      169,388      163,684
  Customer service ...............................      14,047       12,249       40,375       35,711
                                                     ---------    ---------    ---------    ---------
          Total cost of revenues .................      71,493       69,315      209,763      199,395

Gross profit:
  Product ........................................      18,947       40,515       86,587      110,844
  Customer service ...............................       5,969        7,586       21,847       21,528
                                                     ---------    ---------    ---------    ---------
          Total gross profit .....................      24,916       48,101      108,434      132,372

Operating expenses:
  Selling expenses ...............................      22,828       20,791       67,699       59,727
  Product development and engineering
     expenses ....................................      10,670        9,876       29,107       28,527
  General and administrative expenses ............      13,610        9,662       33,541       29,030
                                                     ---------    ---------    ---------    ---------
         Total operating expenses ................      47,108       40,329      130,347      117,284

Other operating items:
  Unconsummated business combination costs .......       4,491         --          8,070         --
  Impairment charge ..............................        --          1,434         --          1,434
                                                     ---------    ---------    ---------    ---------
          Total other operating items ............       4,491        1,434        8,070        1,434

          Income from operations .................     (26,683)       6,338      (29,983)      13,654

Interest income ..................................         226          340          569        1,258
Interest expense .................................      (2,499)      (1,752)      (6,829)      (5,355)
                                                     ---------    ---------    ---------    ---------

          Income (loss) before other non-operating
             (expense) income  and income taxes ..     (28,956)       4,926      (36,243)       9,557

Other non-operating (expense) income .............        (238)        (160)       1,025         (324)
                                                     ---------    ---------    ---------    ---------

          Income (loss) before income taxes ......     (29,194)       4,766      (35,218)       9,233

Provision for income taxes .......................      16,659        2,280       14,784        4,484
                                                     ---------    ---------    ---------    ---------



          Income (loss) before cumulative effect
             of accounting change ................     (45,853)       2,486      (50,002)       4,749

Cumulative effect of an accounting change,
          net of taxes ...........................        --          1,240         --          1,240
                                                     ---------    ---------    ---------    ---------

Net income (loss) ................................   $ (45,853)   $   1,246    $ (50,002)   $   3,509
                                                     =========    =========    =========    =========

Net Income (loss) per common share before
     accounting change:
               Basic .............................   $   (2.86)   $    0.16    $   (3.11)   $    0.30
                                                     =========    =========    =========    =========
               Diluted ...........................   $   (2.86)   $    0.15    $   (3.11)   $    0.29
                                                     =========    =========    =========    =========

Cumulative effect of an accounting change:
               Basic .............................   $    --      $    0.08    $    --      $    0.08
                                                     =========    =========    =========    =========
               Diluted ...........................   $    --      $    0.07    $    --      $    0.07
                                                     =========    =========    =========    =========

Net Income (loss) per common share:
               Basic .............................   $   (2.86)   $    0.08    $   (3.11)   $    0.22
                                                     =========    =========    =========    =========
               Diluted ...........................   $   (2.86)   $    0.08    $   (3.11)   $    0.22
                                                     =========    =========    =========    =========

Average number of common shares outstanding:
               Basic .............................      16,048       15,685       16,101       15,809
               Diluted ...........................      16,048       16,305       16,101       16,247


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
Telxon Corporation and Subsidiaries

CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share data)
                                                       THREE MONTHS              THREE MONTHS               SIX MONTHS
                                                  ----------------------   ------------------------   ------------------------
                                                    ENDED JUNE 30, 1998    ENDED SEPTEMBER 30, 1998   ENDED SEPTEMBER 30, 1998
                                                  ----------------------   ------------------------   ------------------------
                                                         (UNAUDITED)             (UNAUDITED)                (UNAUDITED)
                                                     AS                        AS                         AS
                                                  PREVIOUSLY       AS      PREVIOUSLY       AS        PREVIOUSLY      AS
                                                   REPORTED     RESTATED    REPORTED     RESTATED      REPORTED     RESTATED
Revenues:
  Product .....................................   $  94,077    $  90,192    $ 103,133    $  89,390    $ 197,210    $ 179,582
  Customer service ............................      20,970       20,970       21,236       21,236       42,206       42,206
                                                  ---------    ---------    ---------    ---------    ---------    ---------
          Total revenues ......................     115,047      111,162      124,369      110,626      239,416      221,788

Cost of revenues:
  Product .....................................      57,310       54,473       62,411       57,469      119,721      111,942
  Customer service ............................      12,826       12,826       13,502       13,502       26,328       26,328
                                                  ---------    ---------    ---------    ---------    ---------    ---------
          Total cost of revenues ..............      70,136       67,299       75,913       70,971      146,049      138,270

Gross profit:
  Product .....................................      36,767       35,719       40,722       31,921       77,489       67,640
  Customer service ............................       8,144        8,144        7,734        7,734       15,878       15,878
                                                  ---------    ---------    ---------    ---------    ---------    ---------
          Total gross profit ..................      44,911       43,863       48,456       39,655       93,367       83,518

Operating expenses:
  Selling expenses ............................      21,361       23,542       20,317       21,329       41,678       44,871
  Product development and engineering
     expenses .................................       8,930        9,014        9,261        9,423       18,191       18,437
  General and administrative expenses .........       9,436        9,506       10,425       10,425       19,861       19,931
                                                  ---------    ---------    ---------    ---------    ---------    ---------
         Total operating expenses .............      39,727       42,062       40,003       41,177       79,730       83,239

Other operating items:
  Unconsummated business combination costs ....       1,749        1,749        1,830        1,830        3,579        3,579
  Charge related to transactions with
     business partner .........................       1,950         --           --           --          1,950         --
                                                  ---------    ---------    ---------    ---------    ---------    ---------
          Total other operating items .........       3,699        1,749        1,830        1,830        5,529        3,579

          Income from operations ..............       1,485           52        6,623       (3,352)       8,108       (3,300)

Interest income ...............................         179          179          164          164          343          343
Interest expense ..............................      (1,713)      (1,713)      (2,617)      (2,617)      (4,330)      (4,330)
                                                  ---------    ---------    ---------    ---------    ---------    ---------

          Income before other non-operating
             (expense) income  and income taxes         (49)      (1,482)       4,170       (5,805)       4,121       (7,287)

Other non-operating (expense) income ..........         460        1,360         --            (97)         460        1,263
                                                  ---------    ---------    ---------    ---------    ---------    ---------

          Income before income taxes ..........         411         (122)       4,170       (5,902)       4,581       (6,024)

Provision (benefit) for income taxes ..........         165          (22)       1,672       (1,853)       1,837       (1,875)
                                                  ---------    ---------    ---------    ---------    ---------    ---------

Net income ....................................   $     246    $    (100)   $   2,498    $  (4,049)   $   2,744    $  (4,149)
                                                  =========    =========    =========    =========    =========    =========

Net Income per common share:
               Basic ..........................   $    0.02    $   (0.01)   $    0.16    $   (0.25)   $    0.17    $   (0.26)
                                                  =========    =========    =========    =========    =========    =========
               Diluted ........................   $    0.01    $   (0.01)   $    0.15    $   (0.25)   $    0.16    $   (0.26)
                                                  =========    =========    =========    =========    =========    =========

Average number of common shares outstanding:
               Basic ..........................      16,080       16,080       16,075       16,075       16,095       16,100
               Diluted ........................      16,938       16,080       16,578       16,075       16,764       16,100


Telxon Corporation and Subsidiaries

CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share data)
                                                                           FISCAL YEARS ENDED MARCH 31,
                                                    ---------------------------------------------------------------------------
                                                               1996                     1997                     1998
                                                    -----------------------   -----------------------    ----------------------
                                                            (UNAUDITED)              (UNAUDITED)              (UNAUDITED)
                                                       AS                         AS                        AS
                                                    PREVIOUSLY        AS      PREVIOUSLY       AS        PREVIOUSLY      AS
                                                     REPORTED      RESTATED    REPORTED     RESTATED      REPORTED    RESTATED
Revenues:
  Product ........................................   $ 417,725    $ 415,383    $ 391,406    $ 386,791    $ 389,124    $ 386,410
  Customer service ...............................      68,744       68,744       74,606       74,606       76,746       76,746
                                                     ---------    ---------    ---------    ---------    ---------    ---------
          Total revenues .........................     486,469      484,127      466,012      461,397      465,870      463,156

Cost of revenues:
  Product ........................................     249,120      249,610      266,624      262,862      228,318      227,850
  Customer service ...............................      39,016       39,016       47,248       47,248       48,836       48,836
                                                     ---------    ---------    ---------    ---------    ---------    ---------
          Total cost of revenues .................     288,136      288,626      313,872      310,110      277,154      276,686

Gross profit:
  Product ........................................     168,605      165,773      124,782      123,929      160,806      158,560
  Customer service ...............................      29,728       29,728       27,358       27,358       27,910       27,910
                                                     ---------    ---------    ---------    ---------    ---------    ---------
          Total gross profit .....................     198,333      195,501      152,140      151,287      188,716      186,470

Operating expenses:
  Selling expenses ...............................      82,207       82,207       88,321       88,374       77,858       82,054
  Product development and engineering
     expenses ....................................      45,383       45,383       44,439       45,189       37,500       37,500
  General and administrative expenses ............      39,415       39,415       53,230       53,408       39,028       39,462
                                                     ---------    ---------    ---------    ---------    ---------    ---------
         Total operating expenses ................     167,005      167,005      185,990      186,971      154,386      159,016

Other operating items:
  Impairment charge ..............................        --           --           --           --           --          6,069
                                                     ---------    ---------    ---------    ---------    ---------    ---------
          Total other operating items ............        --           --           --           --           --          6,069

          Income (loss) from operations ..........      31,328       28,496      (33,850)     (35,684)      34,330       21,385

Interest income ..................................         760          760        1,489        1,489        1,573        1,573
Interest expense .................................      (6,770)      (6,770)      (8,056)      (8,056)      (7,181)      (7,181)
                                                     ---------    ---------    ---------    ---------    ---------    ---------

          Income (loss) before other non-operating
             income  and income taxes ............      25,318       22,486      (40,417)     (42,251)      28,722       15,777

Other non-operating income .......................       1,517        1,517       34,726       34,726          133          625
                                                     ---------    ---------    ---------    ---------    ---------    ---------

          Income (loss) before income taxes ......      26,835       24,003       (5,691)      (7,525)      28,855       16,402

Provision for income taxes .......................      10,314        9,028        1,368          726       12,408        7,227
                                                     ---------    ---------    ---------    ---------    ---------    ---------

          Income (loss) before cumulative effect
             of accounting change ................      16,521       14,975       (7,059)      (8,251)      16,447        9,175

Cumulative effect of an accounting change,
          net of taxes ...........................        --           --           --           --          1,240        1,016
                                                     ---------    ---------    ---------    ---------    ---------    ---------

Net income (loss) ................................   $  16,521    $  14,975    $  (7,059)   $  (8,251)   $  15,207    $   8,159
                                                     =========    =========    =========    =========    =========    =========

Net Income (loss) per common share before
     accounting change:
               Basic .............................   $    1.04    $    0.94    $   (0.44)   $   (0.51)   $    1.04    $    0.58
                                                     =========    =========    =========    =========    =========    =========
               Diluted ...........................   $    1.00    $    0.91    $   (0.44)   $   (0.51)   $    1.01    $    0.56
                                                     =========    =========    =========    =========    =========    =========

Cumulative effect of an accounting change:


               Basic .............................   $    --      $    --      $    --      $    --      $    0.08    $    0.06
                                                     =========    =========    =========    =========    =========    =========
               Diluted ...........................   $    --      $    --      $    --      $    --      $    0.08    $    0.06
                                                     =========    =========    =========    =========    =========    =========

Net Income (loss) per common share:
               Basic .............................   $    1.04    $    0.94    $   (0.44)   $   (0.51)   $    0.96    $    0.52
                                                     =========    =========    =========    =========    =========    =========
               Diluted ...........................   $    1.00    $    0.91    $   (0.44)   $   (0.51)   $    0.93    $    0.50
                                                     =========    =========    =========    =========    =========    =========

Average number of common shares outstanding:
               Basic .............................      15,910       15,910       16,062       16,062       15,809       15,809
               Diluted ...........................      16,479       16,479       16,062       16,062       16,289       16,246
